Exhibit 10.1
SEVENTH AMENDMENT TO CREDIT AGREEMENT
SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”), dated as of December 22, 2009, by and among TRICO MARINE SERVICES, INC., a Delaware corporation (the “Borrower”), TRICO MARINE ASSETS, INC., a Delaware corporation (“Trico Assets”), as a Guarantor, and TRICO MARINE OPERATORS, INC., a Louisiana corporation (“Trico Operators”), as a Guarantor, the Lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H :
WHEREAS, the Borrower, Trico Assets, Trico Operators, the Lenders from time to time party thereto, and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of August 29, 2008, and amended by (i) the First Amendment to Credit Agreement, dated as of March 10, 2009, (ii) the Second Amendment to Credit Agreement dated as of May 8, 2009, (iii) the Third Amendment to Credit Agreement dated as of May 14, 2009, (iv) the Fourth Amendment and Consent to Credit Agreement dated as of July 29, 2009, (v) the Fifth Amendment to Credit Agreement dated as of August 5, 2009 and (vi) the Sixth Amendment to Credit Agreement dated as of October 30, 2009 (the “Credit Agreement”);
WHEREAS, subject to the terms and conditions of this Seventh Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;
NOW, THEREFORE, it is agreed:
I.	Amendments to Credit Agreement.
1. The definition of “Net Worth” appearing in Section 1 of the Credit Agreement is hereby amended by inserting the text “impairment charges incurred in connection with the cancellation by Trico Subsea AS of the contracts of construction and sale of four vessels in the fiscal quarter ending on December 31, 2009,” immediately before the text “treasury stock”.
2. The definition of “Total Unutilized Revolving Loan Commitment” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the text “Total Commitment” appearing in said definition and inserting the text “Total Available Commitment” in lieu thereof.
3. Section 2.01 of the Credit Agreement is hereby amended by deleting the text “and (iii)” appearing in said Section and inserting the text “(iii) shall not, at any time, in the aggregate together with the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are required to be repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) exceed the Total Available Commitment at such time, and (iv)” in lieu thereof.

4. Section 3.02 of the Credit Agreement is hereby amended by deleting the text “Total Commitment” appearing in said Section and inserting the text “Total Available Commitment” in lieu thereof.
5. Section 5.02(a) of the Credit Agreement is hereby amended by deleting each instance of the text “Total Commitment” appearing in said Section and inserting the text “Total Available Commitment” in lieu thereof.
6. Section 10.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“10.08 Consolidated Leverage Ratio. The Borrower will not permit the Consolidated Leverage Ratio on the last day of any fiscal quarter of the Borrower set forth below to be greater than the ratio set forth below opposite such period:

Consolidated
Quarterly Payment Date	Leverage Ratio

December 31, 2009	11.00 to 1.00
March 31, 2010	11.00 to 1.00
June 30, 2010	11.00 to 1.00
September 30, 2010	10.00 to 1.00
December 31, 2010	8.00 to 1.00
March 31, 2011	7.00 to 1.00
June 30, 2011	6.00 to 1.00
September 30, 2011 and thereafter	5.00 to 1.00
7. Section 1 is hereby amended by inserting each of the following new definitions in alphabetical order:
“Total Available Commitment” shall mean (i) prior to the Compliance Date, $15,000,000 and (ii) on or after the Compliance Date, the Total Commitment.

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“Compliance Date” shall mean the last day of any fiscal quarter of the Borrower set forth below on which the Consolidated Leverage Ratio of the Borrower, determined after giving effect to the incurrence of any Indebtedness on such date, shall be equal to or less than the ratio set forth below opposite such fiscal quarter:

Consolidated
Quarterly Payment Date	Leverage Ratio

March 31, 2010	8.50 to 1.00
June 30, 2010	8.50 to 1.00
September 30, 2010	8.50 to 1.00
December 31, 2010	8.00 to 1.00
March 31, 2011	7.00 to 1.00
June 30, 2011	6.00 to 1.00
September 30, 2011 and thereafter	5.00 to 1.00
II.	Miscellaneous Provisions.
1. In order to induce the Lenders to enter into this Seventh Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Seventh Amendment Effective Date (as defined herein) before or after giving effect to this Seventh Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Seventh Amendment Effective Date both before and after giving effect to this Seventh Amendment, with the same effect as though such representations and warranties had been made on and as of the Seventh Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
2. The Credit Agreement is modified only by the express provisions of this Seventh Amendment and this Seventh Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document except as specifically set forth herein.
3. This Seventh Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
4. THIS SEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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5. This Seventh Amendment shall become effective on the date (the “Seventh Amendment Effective Date”) when the Borrower, each other Credit Party and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com).
6. From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Seventh Amendment as of the date first above written.

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent
By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Martin Kahm
	Name:	Martin Kahm
	Title:	Vice President

Signature page to Trico $50mm Seventh Amendment

SIGNATURE PAGE TO THE SEVENTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO MARINE SERVICES, INC., TRICO MARINE ASSETS INC., TRICO MARINE OPERATORS, INC., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION: NORDEA BANK NORGE ASA, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Martin Kahm
	Name:	Martin Kahm
	Title:	Vice President

Signature page to Trico $50mm Seventh Amendment

TRICO MARINE SERVICES, INC.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Vice President and Chief Financial Officer

Signature page to Trico $50mm Seventh Amendment

By executing and delivering a copy hereof, each Guarantor hereby acknowledges and agrees that all Guaranteed Obligations of the Guarantors shall be fully guaranteed pursuant to the Guaranty set forth in the Credit Agreement and shall be fully secured pursuant to the Security Documents, in each case in accordance with the respective terms and provisions thereof. Each of the undersigned, each being a Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Seventh Amendment, hereby consents to the entering into of this Seventh Amendment and agrees to the provisions hereof.

Acknowledged and Agreed by: TRICO MARINE ASSETS INC., as a Guarantor
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Vice President and Chief Financial Officer

TRICO MARINE OPERATORS, INC., as a Guarantor
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Vice President and Chief Financial Officer

Signature page to Trico $50mm Seventh Amendment